UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D. C. 20549



                                    FORM 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                        Date of Report: September 12, 2005
                                        ------------------
                        (Date of earliest event reported)


                            FORD MOTOR CREDIT COMPANY
                            -------------------------
             (Exact name of registrant as specified in its charter)


                                    Delaware
                                    --------
                 (State or other jurisdiction of incorporation)


       1-6368                                             38-1612444
       ------                                             ----------
(Commission File Number)                      (IRS Employer Identification No.)


                 One American Road, Dearborn, Michigan    48126
                 -------------------------------------    -----
               (Address of principal executive offices) (Zip Code)


         Registrant's telephone number, including area code 313-322-3000


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 140.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
     Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
     Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events.
------------------------

        News releases of Ford Motor Company, Ford Motor Credit Company and
The Hertz Corporation, each dated September 12, 2005, filed as Exhibits 99.1,
99.2 and 99.3, respectively, are incorporated by reference herein. The news releases announce the sale of Hertz by Ford pursuant to an agreement dated September 12, 2005, the intention to commence related exchange and tender offers involving certain of Hertz' debt securities and otherwise describe significant terms and conditions of the transction."


Item 9.01.  Financial Statements and Exhibits.
----------------------------------------------


                                    EXHIBITS
                                    --------

Designation                Description                   Method of Filing
-----------                -----------                   ----------------

Exhibit 99.1               News release dated
                           September 12, 2005 of
                           Ford Motor Company            Filed with this Report

Exhibit 99.2               News release dated
                           September 12, 2005 of
                           Ford Motor Credit Company     Filed with this Report

Exhibit 99.3               News release dated
                           September 12, 2005 of
                           The Hertz Corporation         Filed with this Report







                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            FORD MOTOR CREDIT COMPANY
                                            -------------------------
                                            (Registrant)


Date:  September 12, 2005            By: /s/ C. M. MacGillivray
                                             -------------------
                                             C. M. MacGillivray
                                             Assistant Secretary

                                  EXHIBIT INDEX
                                  -------------



Designation                Description
-----------                -----------

Exhibit 99.1               News release dated
                           September 12, 2005 of
                           Ford Motor Company

Exhibit 99.2               News release dated
                           September 12, 2005 of
                           Ford Motor Credit Company

Exhibit 99.3               News release dated
                           September 12, 2005 of
                           The Hertz Corporation





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